ENTERGY GULF STATES, INC.
PRO FORMA ENTRIES
TO RECORD RECEIPT
OF TRANSMISSION LINES 745 AND 746 FROM
CAJUN ELECTRIC POWER COOPERATIVE, INC.


LINES 745 AND 746 BALANCE
AS OF DECEMBER 31, 1996
(Amounts in Thousands)
                       (1)         (2)          (3)
                    Original    Accumltd      Net Book
                      Cost      Deprectn       Value
         Line 745   $ 9,727     $  3,967     $   5,760

         Line 746     4,857        1,968         2,889
                    -------     --------     ---------
            TOTAL   $14,584     $  5,934     $   8,649
                    =======     ========     =========

Transmission Depreciation Rate       2.80%

Annual Depreciation Expense on  $         408
            Lines 745 & 746


Pro Forma Entries (In Thousands)
     Entry 1
           Debit:  Utility Plant - Electric    $   14,584

          Credit:  Accumulated depreciation and amortizat $     5,935
                   Accounts receivable - Customer               8,649

To record the receipt of Transmission Lines 745 and 746 from Cajun Electric Power Cooperative and a portion of the Transmission Revenue receivable from Cajun as a result of the settlement between Entergy Gulf States and Cajun of a number of outstanding legal disputes between the two parties


     Entry 2
           Debit:  Deferred Credits and Other Liabilities $    8,649

          Credit:  Operating Revenues - Electric          $     8,649

To record the reversal of a portion of the provision for the uncollectability the Cajun Transmission Revenue receivable and recognition of the associated revenue as a result of the settlement

PRO FORMA ENTRIES
TO RECORD RECEIPT
OF LINES 745 AND 746 FROM
CAJUN ELECTRIC POWER COOPERATIVE, INC.


     Entry 3
           Debit:  Operating Expenses - Income taxes      $     3,484

          Credit:  Accumulated deferred income taxes      $     3,484

To record the income tax impact of the revenue recognized as a result of the receipt of the transmission lines


     Entry 4
           Debit:   Depreciation, amortization, and decom $         408

          Credit:   Accumulated depreciation and amortizat $        408

To record the annual depreciation expense on the transmission lines


     Entry 5
           Debit:  Accumulated deferred income taxes      $        164

          Credit:  Operating Expenses - Income taxes      $        164

To record the full-year (Year 2 of tax depreciation life) tax impact for the tax depreciation of the transmission lines


     Entry 6
           Debit:   Balance transferred from income       $     4,921

          Credit:   Retained earnings                      $     4,921

To record the transfer to Retained Earnings of the net income impact of the receipt of the transmission lines

                   ENTERGY GULF STATES, INC.
                  PRO FORMA STATEMENT OF LOSS
             FOR THE YEAR ENDED DECEMBER 31, 1996
                               (Unaudited)

                                                                            Adjustments to Reflect
                                                                            Transactions Proposed
                                                                   Before         In Present         After
                                                                 Transaction        Filing        Transaction
                                                                                 (In Thousands)
Operating Revenues:
  Electric                                                           1,925,988           8,649        1,934,637
  Natural gas                                                           34,050                           34,050
  Steam products                                                        59,143                           59,143
        Total                                                        2,019,181           8,649        2,027,830

Operating Expenses:
  Operation and maintenance:
    Fuel, fuel-related expenses, and
     gas purchased for resale                                          520,065                          520,065
    Purchased power                                                    295,960                          295,960
    Nuclear refueling outage expenses                                    8,660                            8,660
    Other operation and maintenance                                    402,719                          402,719
  Depreciation, amortization, and decommissioning                      206,070             408          206,478
  Taxes other than income taxes                                        102,170                          102,170
  Amortization of rate deferrals                                        71,639                           71,639
        Total                                                        1,607,283             408        1,607,691

Operating Income                                                       411,898           8,241          420,139

Other Income (Deductions):
  Allowance for equity funds used
    during construction                                                  2,618                            2,618
  Write-off of River Bend rate deferrals                              (194,498)                        (194,498)
  Miscellaneous - net                                                   69,841                           69,841
        Total                                                         (122,039)                        (122,039)

Interest Charges:
  Interest on long-term debt                                           181,071                          181,071
  Other interest - net                                                  12,819                           12,819
  Allowance for borrowed funds used                                                                           0
    during construction                                                 (2,235)                          (2,235)
        Total                                                          191,655                          191,655

Income Before Income Taxes                                              98,204           8,241          106,445

Income taxes                                                           102,091           3,320          105,411


Net Income (Loss)                                                       (3,887)          4,921            1,034

Preferred and Preference Stock
  Dividend Requirements and Other                                       28,505                           28,505

Loss Applicable to Common Stock                                        (32,392)          4,921          (27,471)


                      ENTERGY GULF STATES, INC.
                        PRO FORMA BALANCE SHEET
                                ASSETS
                           DECEMBER 31,1996
                             (Unaudited)

                                                                       Adjustments to Reflect
                                                                       Transactions Proposed
                                                                           Before         In Present         After
                                                                         Transaction        Filing        Transaction
                                                                        (In Thousands)
Current Assets:
  Cash and cash equivalents:
    Cash                                                                         6,573                            6,573
    Temporary cash investments - at cost,
      which approximates market:
        Associated companies                                                    45,234                           45,234
        Other                                                                   70,599                           70,599
           Total cash and cash equivalents                                     122,406                          122,406
  Accounts receivable:
    Customer (less allowance for doubtful accounts
     of $2.0 million in 1996 and $1.6 million in 1995)                          87,883          (8,649)          79,234
    Associated companies                                                         2,777                            2,777
    Other                                                                       30,758                           30,758
    Accrued unbilled revenues                                                   75,351                           75,351
  Deferred fuel costs                                                           99,503                           99,503
  Accumulated deferred income taxes                                             56,714                           56,714
  Fuel inventory - at average cost                                              45,009                           45,009
  Materials and supplies - at average cost                                      86,157                           86,157
  Rate deferrals                                                               105,456                          105,456
  Prepayments and other                                                         16,321                           16,321
           Total                                                               728,335          (8,649)         719,686

Other Property and Investments:
  Decommissioning trust fund                                                    41,983                           41,983
  Other - at cost (less accumulated depreciation)                               38,358                           38,358
           Total                                                                80,341                           80,341

Utility Plant:
  Electric                                                                   7,112,021          14,584        7,126,605
  Natural Gas                                                                   45,443                           45,443
  Steam products                                                                81,743                           81,743
  Property under capital leases                                                 72,800                           72,800
  Construction work in progress                                                112,137                          112,137
  Nuclear fuel under capital lease                                              49,833                           49,833
           Total                                                             7,473,977          14,584        7,488,561
  Less - accumulated depreciation and amortization                           2,846,083           6,343        2,852,426
           Utility plant - net                                               4,627,894           8,241        4,636,135

Deferred Debits and Other Assets:
  Regulatory assets:
    Rate deferrals                                                             120,158                          120,158
    SFAS 109 regulatory asset - net                                            372,817                          372,817
    Unamortized loss on reacquired debt                                         54,761                           54,761
    Other regulatory assets                                                     45,139                           45,139
    Long-term receivables                                                      216,082                          216,082
  Other                                                                        185,921                          185,921
           Total                                                               994,878                          994,878

           TOTAL                                                             6,431,448            (408)       6,431,040


                      ENTERGY GULF STATES, INC.
                        PRO FORMA BALANCE SHEET
                 LIABILITIES AND SHAREHOLDER'S EQUITY
                           DECEMBER 31,1996
                             (Unaudited)

                                                                       Adjustments to Reflect
                                                                       Transactions Proposed
                                                                           Before         In Present         After
                                                                         Transaction        Filing        Transaction
                                                                        (In Thousands)

Current Liabilities:
  Currently maturing long-term debt                                            160,865                          160,865
  Accounts payable:
    Associated companies                                                        55,630                           55,630
    Other                                                                       85,541                           85,541
  Customer deposits                                                             25,572                           25,572
  Taxes accrued                                                                 36,147                           36,147
  Interest accrued                                                              49,651                           49,651
  Nuclear refueling reserve                                                     12,354                           12,354
  Obligations under capital leases                                              39,110                           39,110
  Other                                                                         18,186                           18,186
           Total                                                               483,056                          483,056

Deferred Credits and Other Liabilities:
  Accumulated deferred income taxes                                          1,200,935           3,320        1,204,255
  Accumulated deferred investment tax credits                                  219,188                          219,188
  Obligations under capital leases                                              83,524                           83,524
  Deferred River Bend finance charges                                           33,688                           33,688
  Other                                                                        539,752          (8,649)         531,103
           Total                                                             2,077,087          (5,329)       2,071,758

Long-term debt                                                               1,915,346                        1,915,346
Preferred stock with sinking fund                                               77,459                           77,459
Preference stock                                                               150,000                          150,000

Shareholder's Equity:
  Preferred stock without sinking fund                                         136,444                          136,444
  Common stock, no par value, authorized
    200,000,000 shares; issued and outstanding
    100 shares in 1996 and 1995                                                114,055                          114,055
  Paid-in capital                                                            1,152,689                        1,152,689
  Retained earnings                                                            325,312           4,921          330,233
           Total                                                             1,728,500           4,921        1,733,421

Commitments and Contingencies (Note 2, 9, and 10)

           TOTAL                                                             6,431,448            (408)       6,431,040



          ENTERGY GULF STATES, INC
  PRO FORMA STATEMENT OF RETAINED EARNINGS
    FOR THE YEAR ENDED DECEMBER 31, 1996
                 (Unaudited)

                                              Adjustments to Reflect
                                              Transactions Proposed
                                                  Before         In Present         After
                                                Transaction        Filing        Transaction
                                               (In Thousands)
Retained Earnings, January 1                          357,704                          357,704
  Add:
    Net income (loss)                                  (3,887)          4,921            1,034
        Total                                         353,817           4,921          358,738
  Deduct:
    Dividends declared:
     Preferred and preference stock                    28,336                           28,336
     Common stock                                           0                                0
    Preferred and preference stock
      redemption and other                                169                              169
        Total                                          28,505                           28,505
Retained Earnings, December 31                        325,312           4,921          330,233


                ENTERGY CORPORATION AND SUBSIDIARIES
             PRO FORMA STATEMENT OF CONSOLIDATED INCOME
                FOR THE YEAR ENDED DECEMBER 31, 1996
                              (Unaudited)

                                                                     Adjustments to Reflect
                                                                     Transactions Proposed
                                                                         Before         In Present         After
                                                                       Transaction        Filing        Transaction
                                                                      (In Thousands)
Operating Revenues:
  Electric                                                                 6,450,940           8,649        6,459,589
  Natural gas                                                                134,456                          134,456
  Steam products                                                              59,143                           59,143
  Nonregulated and foreign energy-related businessess                        518,987                          518,987
        Total                                                              7,163,526           8,649        7,172,175

Operating Expenses:
  Operation and maintenance:
     Fuel, fuel-related expenses, and
       gas purchased for resale                                            1,635,885                        1,635,885
     Purchased power                                                         704,744                          704,744
     Nuclear refueling outage expenses                                        55,148                           55,148
     Other operation and maintenance                                       1,577,383                        1,577,383
  Depreciation, amortization, and decommissioning                            790,948             408          791,356
  Taxes other than income taxes                                              353,270                          353,270
  Rate deferrals                                                             (33,874)                         (33,874)
  Amortization of rate deferrals                                             401,301                          401,301
        Total                                                              5,484,805             408        5,485,213

Operating Income                                                           1,678,721           8,241        1,686,962

Other Income (Deductions):
  Allowance for equity funds used
   during construction                                                         9,951                            9,951
  Write-off of River Bend rate deferrals                                    (194,498)                        (194,498)
  Miscellaneous - net                                                        137,583                          137,583
        Total                                                                (46,964)                         (46,964)

Interest Charges:
  Interest on long-term debt                                                 674,532                          674,532
  Other interest - net                                                        49,053                           49,053
  Distributions on preferred securities of subsidiary                          4,797                            4,797
  Allowance for borrowed funds used
   during construction                                                        (8,347)                          (8,347)
  Preferred and preference dividend requirements of
   subsidiaries and other                                                     70,536                           70,536
        Total                                                                790,571                          790,571

Income Before Income Taxes                                                   841,186           8,241          849,427

Income Taxes                                                                 421,159           3,320          424,479

Income before the Cumulative Effect
 of Accounting Changes                                                       420,027           4,921          424,948

Cumulative Effect of Accounting
 Changes (net of income taxes)                                                     0                                0

Net Income                                                                   420,027           4,921          424,948

Earnings per average common share
 before cumulative effect of
 accounting changes                                                            $1.83   $        0.02   $         1.85
Earnings per average common share                                              $1.83   $        0.02   $         1.85
Dividends declared per common share                                            $1.80                            $1.80
Average number of common shares
 outstanding                                                             229,084,241                      229,084,241




                   ENTERGY CORPORATION AND SUBSIDIARIES
                   CONSOLIDATED PRO FORMA BALANCE SHEET
                                  ASSETS
                             DECEMBER 31,1996
                                (Unaudited)

                                                                            Adjustments to Reflect
                                                                            Transactions Proposed
                                                                                 Before         In Present          After
                                                                               Transaction        Filing         Transaction
                                                                             (In Thousands)
Current Assets:
  Cash and cash equivalents:
    Cash                                                                              34,807                            34,807
    Temporary cash investments - at cost,
      which approximates market                                                      346,782                           346,782
    Special deposits                                                                   7,114                             7,114
           Total cash and cash equivalents                                           388,703                           388,703
  Notes receivable                                                                     1,384                             1,384
  Accounts receivable:
    Customer (less allowance for doubtful accounts of
       $9.2 million in 1996 and $7.1 million in 1995)                                324,687          (8,649)          316,038
    Other                                                                             99,066                            99,066
    Accrued unbilled revenues                                                        351,429                           351,429
  Deferred fuel                                                                      122,184                           122,184
  Fuel inventory                                                                     139,603                           139,603
  Materials and supplies - at average cost                                           339,622                           339,622
  Rate deferrals                                                                     444,543                           444,543
  Prepayments and other                                                              151,312                           151,312
           Total                                                                   2,362,533          (8,649)        2,353,884

Other Property and Investments:
  Decommissioning trust funds                                                        357,962                           357,962
  Nonregulated investments                                                           513,058                           513,058
  Other                                                                               59,053                            59,053
           Total                                                                     930,073                           930,073

Utility Plant:
  Electric                                                                        22,811,164          14,584        22,825,748
  Plant acquisition adjustment - Entergy Gulf States                                 455,425                           455,425
  Electric plant under leases                                                        679,991                           679,991
  Property under capital leases - electric                                           147,277                           147,277
  Natural gas                                                                        168,143                           168,143
  Steam products                                                                      81,743                            81,743
  Construction work in progress                                                      401,676                           401,676
  Nuclear fuel under capital leases                                                  250,651                           250,651
  Nuclear fuel                                                                       112,625                           112,625
           Total                                                                  25,108,695          14,584        25,123,279
  Less - accumulated depreciation and amortization                                 8,885,572           6,343         8,891,915
           Utility plant - net                                                    16,223,123           8,241        16,231,364

Deferred Debits and Other Assets:
  Regulatory assets:
    Rate deferrals                                                                   399,493                           399,493
    SFAS 109 regulatory asset - net                                                1,196,041                         1,196,041
    Unamortized loss on reacquired debt                                              217,664                           217,664
    Other regulatory assets                                                          435,652                           435,652
  Long-term receivables                                                              216,082                           216,082
  CitiPower license (net of $15.6 million of amortization)                           606,214                           606,214
  Other                                                                              379,419                           379,419
           Total                                                                   3,450,565                         3,450,565

           TOTAL                                                                  22,966,294            (408)       22,965,886


                   ENTERGY CORPORATION AND SUBSIDIARIES
                   CONSOLIDATED PRO FORMA BALANCE SHEET
                   LIABILITIES AND SHAREHOLDER'S EQUITY
                             DECEMBER 31,1996
                                (Unaudited)

                                                                            Adjustments to Reflect
                                                                            Transactions Proposed
                                                                                 Before         In Present          After
                                                                               Transaction        Filing         Transaction

                                                                             (In Thousands)
Current Liabilities:
  Currently maturing long-term debt                                                  345,620                           345,620
  Notes payable                                                                       20,686                            20,686
  Accounts payable                                                                   554,558                           554,558
  Customer deposits                                                                  155,534                           155,534
  Taxes accrued                                                                      180,340                           180,340
  Accumulated deferred income taxes                                                   78,010                            78,010
  Interest accrued                                                                   203,425                           203,425
  Dividends declared                                                                   8,950                             8,950
  Obligations under capital leases                                                   151,287                           151,287
  Other                                                                              184,157                           184,157
           Total                                                                   1,882,567                         1,882,567

Deferred Credits and Other Liabilities:
  Accumulated deferred income taxes                                                3,770,760           3,320         3,774,080
  Accumulated deferred investment tax credits                                        607,641                           607,641
  Obligations under capital leases                                                   247,360                           247,360
  Other                                                                            1,298,306          (8,649)        1,289,657
           Total                                                                   5,924,067          (5,329)        5,918,738

Long-term debt                                                                     7,590,804                         7,590,804
Subsidiaries' preferred stock with sinking fund                                      216,986                           216,986
Subsidiary's preference stock                                                        150,000                           150,000
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trust holding
  solely junior subordinated deferrable debentures                                   130,000                           130,000

Shareholders' Equity:
  Subsidiaries' preferred stock without sinking fund                                 430,955                           430,955
  Common stock, $.01 par value, authorized 500,000,000
     shares; issued 234,456,457 shares in 1996 and
     230,017,485 shares in 1995                                                        2,345                             2,345
   Paid-in capital                                                                 4,320,591                         4,320,591
   Retained earnings                                                               2,341,703           4,921         2,346,624
  Cumulative foreign currency translation                                             21,725                            21,725
   Less - treasury stock (1,496,118 shares in 1996 and
    2,251,318 in 1995)                                                                45,449                            45,449
           Total                                                                   7,071,870           4,921         7,076,791

Commitments and Contingencies (Notes 2, 9, 10, and 16)

           TOTAL                                                                  22,966,294            (408)       22,965,886


      ENTERGY CORPORATION AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF RETAINED EARNINGS
      FOR THE YEAR ENDED DECEMBER 31, 1996
                   (Unaudited)

                                                   Adjustments to Reflect
                                                   Transactions Proposed
                                                       Before         In Present         After
                                                     Transaction        Filing        Transaction
                                                    (In Thousands)
Retained Earnings, January 1                             2,335,579                        2,335,579
  Add:
    Net income                                             420,027           4,921          424,948
        Total                                            2,755,606           4,921        2,760,527
  Deduct:
    Dividends declared on common stock                     412,250                          412,250
    Common stock retirements                                     -                                0
    Capital stock and other expenses                         1,653                            1,653
        Total                                              413,903                          413,903
Retained Earnings, December 31                           2,341,703           4,921        2,346,624
